Revaluation & Portfolio Update December 14, 2017 1 Exhibit 99.1

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust III’s (“KBS REIT III”) Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2017 (the “Annual Report”), and in KBS REIT III’s Quarterly Report on Form 10-Q for the period ended September 30, 2017, filed with the SEC on November 14, 2017 (the “Quarterly Report”), including the “Risk Factors” contained in each filing. For a full description of the limitations, methodologies and assumptions used to value KBS REIT III’s assets and liabilities in connection with the calculation of KBS REIT III’s estimated value per share, see KBS REIT III’s Current Report on Form 8-K, filed with the SEC on December 12, 2017 (the “Valuation 8-K”). Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS REIT III intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. KBS REIT III makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology for KBS REIT III’s appraised real estate properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of KBS REIT III’s appraised real estate properties, with respect to Duff & Phelps, LLC, an independent third party real estate valuation firm (“Duff & Phelps”), and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, KBS Capital Advisors LLC, KBS REIT III’s external advisor (the “Advisor”) and KBS REIT III, are the respective party’s best estimates as of September 30, 2017 or December 6, 2017, as applicable, KBS REIT III can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised real estate properties and the estimated value per share. These statements also depend on factors such as: future economic, competitive and market conditions; KBS REIT III’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Annual Report and Part II, Item 1A of the Quarterly Report. Actual events may cause the value and returns on KBS REIT III’s investments to be less than that used for purposes of KBS REIT III’s estimated value per share. 2

 Primary offering broke escrow March 24, 2011 (Offering price $10.00 per share)  Estimated net asset value (NAV) of $9.291 per share as of May 5, 2014 (Offering price $10.39 per share)  Estimated NAV of $9.422 per share as of Dec. 9, 2014 (Offering price $10.51 per share)  Ceased offering shares May 29, 2015, and terminated the primary offering July 28, 2015  Estimated value per share as of Dec. 8, 2015: $10.043  Estimated value per share as of Dec. 9, 2016: $10.634  Estimated value per share as of Dec. 6, 2017: $11.735 3 Offering Overview 1 Data as of March 31, 2014. NAV provided solely to update the offering price in KBS REIT III’s public offering. See Supplement no. 3 to KBS REIT III’s prospectus dated April 25, 2014 (Registration No. 333-164703), filed with the SEC May 6, 2014. 2 Data as of September 30, 2014, with the exception of an adjustment for actual or estimated acquisition fees and closing costs related to six properties that were either acquired subsequent to September 30, 2014, or were under contract to purchase and were reasonably probable to close, but had not yet closed as of December 9, 2014, which were included as a reduction to the net asset value. NAV provided solely to update the offering price in KBS REIT III’s public offering. See Part II, Item 5 of KBS REIT III’s Annual Report on Form 10-K for the Year Ended December 31, 2014, filed with the SEC March 9, 2015. 3 Data as of September 30, 2015 with the exception of a reduction for acquisition fees and closing costs related to a real estate acquisition that closed subsequent to September 30, 2015 and deferred financing costs related to a mortgage loan that closed subsequent to September 30, 2015. 4 Data as of September 30, 2016. 5 See the Valuation 8-K. 3

Total Acquisitions/Originations: $3,257,777,0001 31 Equity Assets 1 Debt Asset Current Portfolio Cost Basis: $3,526,183,0002 30 Equity Assets December 2017 Estimated Value of Portfolio: $4,015,454,0003 Rentable Sq. Ft.: 11,050,0264 Total Leased: 94.9%5 Leverage (Loan-to-Cost): 57%6 Leverage (Loan-to-Value): 47%7 Portfolio Overview (as of Sept. 30, 2017)* 4 * KBS REIT III’s investment in an unconsolidated joint venture is not included. 1 Represents acquisition price (excluding closing costs) of consolidated real estate properties and loans originated since inception, including one property sold and one real estate loan investment repaid prior to September 30, 2017, and excluding any subsequent capital expenditures. 2 Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for consolidated real estate properties in portfolio as of September 30, 2017. As of December 6, 2017, one of KBS REIT III’s properties was under contract to sell. 3 Equals the estimated fair value of consolidated real estate properties as of September 30, 2017. 4 Represents rentable square feet of real estate properties owned as of September 30, 2017. 5 Includes future leases that had been executed but had not yet commenced as of September 30, 2017. 6 As of September 30, 2017, KBS REIT III’s borrowings and other liabilities were approximately 57% of both the cost (before deducting depreciation and other noncash reserves) and book value (before deducting depreciation) of the REIT’s tangible assets, respectively. 7 Leveraged based on December 2017 estimated value of the portfolio of $4,015,454,000 and borrowings as of September 30, 2017.

 KBS REIT III’s estimated value per share2 was determined in accordance with the Investment Program Association’s Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs.  Duff & Phelps, an independent, third-party real estate valuation firm, was engaged to provide a calculation of the range in estimated value per share of common stock as of December 6, 2017. Duff & Phelps based the range in estimated value per share upon: o appraisals of 28 of KBS REIT III’s consolidated real estate properties owned as of September 30, 2017, performed by Duff & Phelps, and one property under contract to sell as of December 6, 2017, which was valued at its contractual sales price less estimated disposition costs and fees. o valuations performed by the Advisor of KBS REIT III’s other assets and liabilities. The estimated value of the mortgage debt is equal to the GAAP fair value as disclosed in the footnotes to the Quarterly Report, and the estimated values of cash and a majority of other assets and other liabilities, including KBS REIT III’s consolidated real estate construction-in-progress project, are equal to their carrying values. The estimated value of KBS REIT III’s investment in an unconsolidated joint venture is equal to its carrying value less acquisition and financing costs and capitalized interest; and o a reduction to KBS REIT III’s net asset value for deferred financing costs related to a portfolio loan facility that closed subsequent to September 30, 2017.  The estimated value per share did not include an enterprise (portfolio) premium or discount. Consideration was given to any potential subordinated participation in cash flows that would be due to the Advisor in a hypothetical liquidation if the required stockholder return thresholds are met. The Advisor estimated the fair value of this liability to be $14.6 million or $0.08 per share as of the valuation date, and included the impact of this liability in its calculation of the estimated value per share.  KBS REIT III’s board of directors approved $11.73, which represents the mid-range value of the range in estimated value per share calculated by Duff & Phelps, as the estimated value per share of KBS REIT III’s common stock as recommended by the Advisor and KBS REIT III’s conflicts committee. Both the range in estimated value per share and the estimated value per share were based on Duff & Phelps appraisals and the Advisor’s valuations. 1 For more information, see the Valuation 8-K. 2 The estimated value of the REIT’s assets less the estimated value of the REIT’s liabilities, divided by the number of shares outstanding, all as of September 30, 2017, with the exception of a reduction to KBS REIT III’s net asset value for deferred financing costs related to a portfolio loan facility that closed subsequent to September 30, 2017. Valuation1 5

Valuation 6 On December 6, 2017, KBS REIT III’s Board of Directors approved an estimated value per share of $11.73.1 The following is a summary of the estimated value per share changes within each asset and liability group from the December 2016 estimated value per share: 1 Based on the estimated value per share of KBS REIT III’s assets less estimated value of KBS REIT III’s liabilities, divided by the number of shares outstanding, all as of September 30, 2017, with the exception of a reduction to KBS REIT III’s net asset value for financing costs related to a portfolio loan facility that closed subsequent to September 30, 2017. 2 Amount includes financing costs related to a portfolio loan facility that closed subsequent to September 30, 2017. 3 Operating cash flow reflects modified funds from operations (“MFFO”) adjusted to add back the amortization of deferred financing costs and deduct capitalized interest expense. KBS REIT III computes MFFO in accordance with the definition included in the practice guideline issued by the IPA in November 2010. December 2016 estimated value per share 10.63$ Changes to fair value of assets Real estate 1.47 Capital expenditures on real estate (0.53) Total changes to fair value of assets 0.94 Changes due to financing costs and operating cash flows Financing costs 2 (0.06) Operating cash flows in excess of distributions declared 3 0.16 Total changes due to financing costs and operating cash flows 0.10 Changes to other assets and liabilities Interest rate swap liability 0.14 Potential advisor participation fee (0.08) Total c anges to fair value of other assets and liabilities 0.06 Total change in estimated value per share 1.10$ December 2017 estimated value per share 11.73$

Real Estate Updates 7 The Towers At Emeryville The appraised value increased $37.5 million, or 11.8%, from prior year appraised value due to the following:  The Oakland/Emeryville office markets have risen sharply over the last few years due to the success of the San Francisco office market located just five miles away. Record high lease rates in San Francisco have driven a number of companies east over the Bay Bridge, driving up lease rates in Oakland and Emeryville.  The Downtown Oakland office market continues to improve with the development of thousands of housing units and a revitalized city center, which has also attracted a number of new bars and restaurants.  Institutional investors’ interest in the Oakland/Emeryville markets has risen sharply with significant changes in the market. As office rents continue to grow and office vacancy rates remain low, investors are paying record prices for Class A office properties. Almaden Financial Plaza / Ten Almaden The appraised values for Almaden Financial Plaza and Ten Almaden increased $36.2 million, or 22.4%, and $21.7 million, or 15.8%, respectively, from prior year appraised values due to the following.  The downtown San Jose office market has benefited from a number of factors:  Thousands of new housing units have been built and leased, creating a new live/work/play environment.  Over 100 new restaurants and bars have been opened in downtown over the last five years  The CalTrain, which runs from San Francisco to downtown San Jose and carries thousands of commuters daily, is critical to the tech companies looking to occupy space in Silicon Valley. Ten Almaden is one of the closest Class A office buildings to the CalTrain station.  Technology companies are now moving to downtown to benefit from lower lease rates and the new urban feel downtown San Jose now offers.  Office lease rates have risen faster in this market than almost any other market in Silicon Valley due to all the factors listed above.  The Almaden Financial Plaza has benefited from the repositioning of the property KBS REIT III recently completed. Prior to the REIT’s ownership, the property was considered a well-located Class B property. With the completion of a new state-of-the-art tenant lounge, conference center and outdoor amenity area unlike anything in downtown, the REIT has been able to increase lease rates and occupancy to levels higher than originally underwritten.

Real Estate Updates 8 201 Spear Street The appraised value increased $35.1 million, or 20.4%, from prior year appraised value due to the following:  The San Francisco office market continues to thrive. Technology companies continue to lease large blocks of space in San Francisco in spite of the high lease rates in an effort to secure the best employee talent pool available in the Bay Area.  Office vacancy rates in the market remain low even as new construction is delivering space to the market. Most of the new buildings are pre-leasing prior to the completion of construction.  Rental rates continue to rise due to current market conditions, but at a slower pace than 2014-2016.  Over the past year, few Class A office properties have sold in San Francisco, creating significant demand from institutional investors. 201 17th Street The appraised value increased, $11.3 million or 10.9%, from prior year appraised value due to the following:  There have been continued market improvements and rent growth in Atlanta, focused on in-town urban submarkets with amenities and transportation infrastructure.  The midtown submarket where 201 17th Street is located has the lowest Class A vacancy (10.7%) of the four major urban Atlanta submarkets and the highest rent growth (12.8% year over year).  In May 2017, the REIT extended an existing tenant lease (112,372 SF, 31.6% of building) for 78 additional months as part of a 10-year, 9,497 SF expansion. It was a direct lease at net rates for the extended space over $4.00/psf higher in 2022 than the REIT’s market leasing assumptions with lower improvement costs ($20.00/psf compared to $34.00/psf). Sterling Plaza The appraised value increased, $11.1 million, or 12.5%, from prior year appraised value due to the following:  The asset continues to perform extremely well. The average leased occupancy year-to-date has been 97%.  Rental rates have grown to an all time high of $25.50 NNN.  A tenant signed a 10-year lease for 20,643 SF at $25 NNN, which commenced in November 2017.

Distribution History & Yield 1 Based on distributions declared as of November 14, 2017. Total distributions paid through September 30, 2017, consisted of 48% paid in cash and 52% reinvested through the dividend reinvestment plan. KBS REIT III funded its total distributions paid through September 30, 2017, which includes net cash distributions and dividends reinvested by stockholders, as follows: 90% from cash flow from operating activities and 10% from debt financing. For more information, please refer to KBS REIT III’s public filings. For purposes of determining the source of distributions paid, KBS REIT III assumes first that it uses cash flow from operating activities from the relevant or prior periods to fund distribution payments. 2 KBS REIT III’s charter permits it to pay distributions from any source, including offering proceeds or borrowings (which may constitute a return of capital), and does not limit the amount of funds it may use from any source to pay such distributions. If KBS REIT III pays distributions from sources other than cash flow from operating activities, it will have less funds available to make real estate investments and the overall return to its stockholders may be reduced. There are no guarantees that KBS REIT III will pay distributions. Because a portion of the distributions paid to date were paid with borrowings and in the future KBS REIT III may not pay distributions solely from cash flow from operating activities, distributions may not be sustainable. For more information, please refer to KBS REIT III’s public filings.  Distribution History1: • June 24, 2011–Jan. 31, 2018, Daily Record Dates: $0.65/share on an annualized basis  Current distribution rate would equal a 6.50% annualized rate based on the initial $10.00 primary offering price per share, or 5.54% based on the December 6, 2017, estimated value per share of $11.73.2 9

10 Portfolio Overview 1 Reflects weighted-average lease percentage as of the acquisition date taking into account all real estate owned as of each respective date. Lease % includes future leases that had been executed but had not yet commenced as of September 30, 2017. KBS REIT III’s investment in an unconsolidated joint venture and real estate construction-in-progress project are not included. 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% Leased % at Acquisition1 vs. Actual Leased % Delta Current Leased % Acq Leased %

Village Center Station II INVESTMENT AT A GLANCE Location: Greenwood Village, CO Investment Type: Construction-in-Progress Unconsolidated JV office development KBS REIT III Interest: 75% No. of Buildings: 2 No. of Stories: 12,2 Estimated Total Projected Cost at Completion: $113.1 million Expected Completion: Q2 2018 Portfolio Update Village Center Station II represents an aggregate 323,806-square-foot Class A office development to be fully acquired by KBS REIT III upon completion of construction. The developer, Shea Properties, is Denver’s largest vertical real estate developer. This development will mark the completion of the Village Center Station Complex, a premier transit- oriented development in the suburban Denver market. With a glass façade and sophisticated architectural lines, the 12-story marquee design will feature unobstructed panoramic views. 11

Hardware Village INVESTMENT AT A GLANCE Location: Salt Lake City, UT Investment Type: Construction-in-Progress Consolidated JV multi-family development KBS REIT III Interest: 99.24% No. of Buildings: 2 No. of Stories: 6 Total Projected Cost at Completion: $124.7 million Expected Completion: Q1/Q4 2018 Portfolio Update Hardware Village is a 466-unit multi-family, Class A apartment community being built on the excess land included with KBS REIT III’s purchase of Gateway Tech Center. The property will consist of two six-story residential buildings with high-end/luxury finishes. Hardware Village’s planned amenities include a rooftop garden, swimming pools (lap and lounging), spa, BBQ areas, fire pits, fitness and yoga room, clubhouse, WiFi lounges, sports bar, conference rooms, bicycle storage and repair area, dog grooming area, coffee shop and parking garage. 12

KBS REIT III is providing this estimated value per share to assist broker dealers that participated in KBS REIT III’s now-terminated initial public offering in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of KBS REIT III’s common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of KBS REIT III’s assets less the fair value of KBS REIT III’s liabilities according to GAAP. KBS REIT III can give no assurance that: • a stockholder would be able to resell his or her shares at KBS REIT III’s estimated value per share; • a stockholder would ultimately realize distributions per share equal to KBS REIT III’s estimated value per share upon liquidation of KBS REIT III’s assets and settlement of its liabilities or a sale of KBS REIT III; • KBS REIT III’s shares of common stock would trade at the estimated value per share on a national securities exchange; • another independent third-party appraiser or third-party valuation firm would agree with KBS REIT III’s estimated value per share; or • the methodology used to determine KBS REIT III’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share is based on the estimated value of KBS REIT III’s assets less the estimated value of KBS REIT III’s liabilities, divided by the number of shares outstanding, all as of September 30, 2017, with the exception of a reduction to KBS REIT III’s net asset value for deferred financing costs related to a portfolio loan facility that closed subsequent to September 30, 2017. KBS REIT III did not make any other adjustments to the estimated value per share subsequent to September 30, 2017, including any adjustments relating to the following, among others: (i) the issuance of common stock and the payment of related offering costs related to KBS REIT III’s dividend reinvestment plan offering; (ii) net operating income earned and distributions declared; and (iii) the redemption of shares. The value of KBS REIT III’s shares will fluctuate over time in response to developments related to future investments, the performance of individual assets in KBS REIT III’s portfolio and the management of those assets, the real estate and finance markets and due to other factors. KBS REIT III’s estimated value per share does not reflect a discount for the fact that KBS REIT III is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. KBS REIT III’s estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties that could apply upon the prepayment of certain of KBS REIT III’s debt obligations, the impact of restrictions on the assumption of debt or swap breakage fees that may be incurred upon the termination of certain of KBS REIT III’s swaps prior to expiration. The estimated value per share does not take into consideration acquisition-related costs and financing costs related to future acquisitions. KBS REIT III currently expects to utilize an independent valuation firm to update its estimated value per share in December 2018. Valuation Information 13

Stockholder Performance 14 Hypothetical Performance of Early and Late Investors Assumes all distributions have been taken in cash and stockholder has held shares since the dates below 1 The numbers in this column would change to $16.79 and $13.55 for an early and late investor, respectively, who fully participated in KBS REIT III’s dividend reinvestment plan for the life of the investment and did not make any redemptions. Estimated Value Per Share as of December 6, 2017 Cumulative Cash Distributions Per Share Received as of December 6, 2017 Sum of Estimated Value Per Share and Cumulative Cash Distributions Per Share Received, both as of December 6, 2017 (1) Early Investor (Invested at Escrow Break on March 24, 2011): $11.73 $4.18 $15.91 Late Investor (Invested at Close of Public Offering on July 28, 2015): $11.73 $1.52 $13.25

Stockholder Performance 15 Hypothetical Performance of Early and Late Investors $10.00 Share Price for Early Investors and $10.51 Share Price for Late Investors, All Distributions Received in Cash 1 Determined solely to be used as a component in calculating the offering price of KBS REIT III’s now-terminated initial public offering. 2 For information about the estimated value per share for May-14, Dec-14, Dec-15, Dec-16 and Dec-17 see slide 3. “Cumulative Distributions” for an early cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on escrow break (March 24, 2011) and consequently has received all distributions paid by KBS REIT III. “Cumulative distributions” for a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on July 28, 2015. $1.85 $2.23 $2.88 $3.53 $4.18 $9.29 $9.42 $10.04 $10.63 $11.73 $10.00 $11.14 $11.65 $12.92 $14.16 $15.91 Offering Price May-14 Dec-14 Dec-15 Dec-16 Dec-17 Breakdown of First Cash Investor Value Cumulative Distributions Estimated Value Per Share $0.22 $0.87 $1.52 $10.04 $10.63 $11.73 $10.51 $10.26 $11.50 $13.25 Offering Price Dec-15 Dec-16 Dec-17 Breakdown of Late Cash Investor Value C mulative Distri ions Estimated Value er Share 1 1 2 2

 Account statements reflect the estimated value per share of $11.73, beginning with December 2017 statements.  Stockholder letter included with December 2017 statements mailed in early January 2018.  Online estimated value per share visible through DST updated to show the current estimated value per share. Stockholder Communication 16

 Complete major capital projects, such as renovations or amenity enhancements, with the goal of attracting quality tenants  Lease-up and stabilize the remainder of the portfolio  Distribute operating cash flows to stockholders  Continue to monitor the properties in the portfolio for beneficial sale opportunities in order to maximize value 2018 Goals & Objectives 17

Thank you! KBS Capital Markets Group Member FINRA & SIPC 800 Newport Center Dr., Suite 700 Newport Beach, CA 92660 (866) 527-4264 18